(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2002


MuniHoldings
Michigan Insured
Fund II, Inc.


www.mlim.ml.com



MuniHoldings Michigan Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Michigan Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Michigan Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Michigan Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds, or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


DEAR SHAREHOLDER


For the six-month period ended January 31, 2002, the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. earned $0.520 per share income dividends, which included earned and unpaid dividends of $0.087. This represents a net annualized yield of 6.17%, based on a month-end per share net asset value of $16.71. During the same period, the total investment return on the Fund's Common Stock was +2.60%, based on a change in per share net asset value from $16.82 to $16.71, and assuming reinvestment of $0.513 per share income dividends.

For the six months ended January 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.78%.


The Municipal Market Environment
Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October.
As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, we believe business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. In our opinion, this governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. We believe that the strong technical position that supported the tax-exempt bond market's performance for much of this 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of recent interest rate declines has already occurred. The Federal Reserve Board's actions taken in 2001 combined with recent and potential additional Federal fiscal stimulus should eventually restore US economic activity. Consequently, we have maintained the neutral position we adopted earlier last year. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it enabled the Fund to avoid widely fluctuating asset valuations associated with market volatility. However, the Fund's fully invested position has allowed it to participate in recent market appreciation. Also, our strategy of remaining fully invested has enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


The Fund's fully invested position has also proved beneficial as Michigan's new-issue supply in recent months has declined. During the last three months, just over $1.5 billion in new long-term tax-exempt securities was issued by Michigan municipalities. This represented nearly a 10% decline in bond issuance compared to the same period a year earlier. Recent Michigan issuance has been in marked contrast with national supply trends, which showed an increase of over 65% in municipal bond issuance for the same period. We anticipate that the Fund's present neutral position will be maintained in the coming months as no significant economic recovery is expected until sometime later in 2002. Should business activity improve throughout this coming year as expected, we are likely to adopt a more defensive position in anticipation of an increase in long-term interest rates.

The 475 basis points decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline in combination with a steep tax-exempt yield curve has generated a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Additional, limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Common Stock shareholder. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
On January 14, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Michigan Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Michigan Fund, Inc. The Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P. We appreciate your investment in MuniHoldings Michigan Insured
Fund II, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



March 4, 2002


PROXY RESULTS


During the six-month period ended January 31, 2002, MuniHoldings
Michigan Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:


                                                                   Shares Voted   Shares Withheld
                                                                       For          From Voting
1. To elect the Fund's Directors:    Terry K. Glenn                  3,468,645        91,217
                                     Stephen B. Swensrud             3,468,645        91,217
                                     J. Thomas Touchton              3,468,645        91,217
                                     Fred G. Weiss                   3,468,645        91,217


During the six-month period ended January 31, 2002, MuniHoldings
Michigan Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:



                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, Stephen B. Swensrud,
   J. Thomas Touchton and Fred G. Weiss                              1,284                0




MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

               S&P     Moody's    Face
STATE        Ratings   Ratings   Amount   Issue                                                                   Value
Michigan--                                Anchor Bay, Michigan, School District, GO (School Building
95.8%                                     and Site) (d)(f):
               AAA      Aaa     $ 4,250      Series I, 6% due 5/01/2009                                            $  4,789
               AAA      Aaa       1,375      Series II, 5.70% due 5/01/2010                                           1,527

               AAA      Aaa       1,000   Bullock Creek, Michigan, School District, GO, 5.50% due 5/01/2026           1,025

               AAA      Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                          5/01/2024 (c)                                                               1,045

               AAA      Aaa       3,850   Charlotte, Michigan, Public School District, GO, 5.375% due
                                          5/01/2029 (d)                                                               3,885

               AAA      Aaa       1,035   Chippewa Valley, Michigan, Schools, GO, Refunding, 6% due
                                          5/01/2007 (b)                                                               1,149

               AAA      Aaa       1,000   Clarkston, Michigan, Community Schools, GO, 5.80% due
                                          5/01/2005 (d)(f)                                                            1,097

               AAA      Aaa       1,500   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (d)        1,564

               AAA      Aaa       1,000   Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A, 5%
                                          due 7/01/2027 (c)                                                             967

               AAA      Aaa       6,000   Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien,
                                          Series A, 5.75% due 1/01/2010 (d)(f)                                        6,703

               AAA      Aaa       6,300   East Grand Rapids, Michigan, Public School District, GO, 6% due
                                          5/01/2009 (e)(f)                                                            7,098

               A1+      NR*         200   Eastern Michigan University, Revenue Refunding Bonds, VRDN,
                                          1.50% due 6/01/2027 (a)(d)                                                    200

               AAA      Aaa       1,000   Grand Blanc, Michigan, Community Schools, GO, 5.625% due
                                          5/01/2017 (d)                                                               1,063

               AAA      Aaa       1,600   Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                          5.375% due 5/01/2024 (c)                                                    1,617

               AAA      Aaa       2,925   Hartland, Michigan, Consolidated School District, GO, 6%
                                          due 5/01/2010 (d)(f)                                                        3,313

               AAA      Aaa       2,000   Howell, Michigan, Public Schools, GO, 5.875% due
                                          5/01/2009 (c)(f)(h)                                                         2,238

               AAA      Aaa       3,975   Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (d)             4,053

               AAA      Aaa       3,750   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                          Facility Revenue Refunding and Improvement Bonds (Bronson
                                          Methodist Hospital), 5.875% due 5/15/2026 (c)                               3,882

               AAA      NR*       3,000   Michigan Higher Education Student Loan Authority, Student
                                          Loan Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (b)             2,980

                                          Michigan State Building Authority Revenue Refunding Bonds:
               AAA      Aaa       1,500      (Facilities Program), Series I, 5.50% due 10/01/2006 (b)                 1,637
               NR*      Aa1       1,000      RIB, Series 517X, 9.34% due 10/15/2010 (g)                               1,184
               AA+      Aa2       2,000      (State Police Communications), Series III, 5.50% due 10/01/2010          2,184

               AAA      Aaa       2,620   Michigan State, COP, 5.50% due 6/01/2027 (b)                                2,673

               AAA      Aaa         485   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series A,
                                          6.05% due 12/01/2027 (b)(i)                                                   494

               AAA      NR*       1,920   Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                          5.20% due 12/01/2018 (b)                                                    1,903

                                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA      Aaa       2,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)           2,096
               AAA      Aaa       1,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2026 (c)           1,042
               AAA      Aaa       2,215      (Mercy Health Services), Series X, 6% due 8/15/2014 (c)                  2,406
               AAA      Aaa       2,000      (Mercy-Mount Clemens), Series A, 5.75% due 5/15/2029 (c)                 2,065
               AAA      Aaa       1,000      (Trinity Health), Series A, 6% due 12/01/2027 (b)                        1,062

               A1+      NR*       1,000   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                          (Detroit Symphony Orchestra Project), VRDN, Series B, 1.45% due
                                          6/01/2031 (a)                                                               1,000

               AAA      Aaa       3,500   Michigan State Strategic Fund, Limited Obligation Revenue
                                          Refunding Bonds (Detroit Edison Company), AMT, Series A,
                                          5.55% due 9/01/2029 (c)                                                     3,556

               AAA      Aaa       1,500   Milan, Michigan, Area Schools, GO, Series A, 5.75% due
                                          5/01/2024 (d)                                                               1,575

               AAA      Aaa       1,500   Romulus, Michigan, Community Schools, GO, 5.75% due
                                          5/01/2009 (d)(f)                                                            1,667

               NR*      Aaa       5,500   Saint Clair County, Michigan, Economic Revenue Refunding
                                          Bonds (Detroit Edison Company), RIB, Series 282, 11.09%
                                          due 8/01/2024 (b)(g)                                                        6,827

               AAA      NR*       2,650   South Lyon, Michigan, Community Schools, GO, Series A,
                                          5.75% due 5/01/2023 (c)                                                     2,786

               A1+      VMIG1++     100   University of Michigan, University Hospital Revenue Refunding
                                          Bonds, VRDN, Series A, 1.45% due 12/01/2019 (a)                               100

               AAA      Aaa       4,000   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                          Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (c)        4,080


Puerto         A        Baa1      2,500   Puerto Rico Public Buildings Authority, Government Facilities
Rico--2.8%                                Revenue Refunding Bonds, Series C, 5.75% due 7/01/2022                      2,672


               Total Investments (Cost--$86,119)--98.6%                                                              93,204
               Variation Margin on Financial Futures Contracts**--0.0%                                                   38
               Other Assets Less Liabilities--1.4%                                                                    1,271
                                                                                                                  ---------
               Net Assets--100.0%                                                                                 $  94,513
                                                                                                                  =========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(h)Security held as collateral in connection with open financial futures contracts.
(i)FHA Insured.
*Not Rated.
**Financial futures contracts sold as of January 31, 2002 were as follows:


Number of                           Expiration
Contracts      Issue                   Date              Value

  90     US Treasury Bonds          March 2002        $ 9,528,750
                                                      -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$9,528,594)                    $ 9,528,750
                                                      ===========


See Notes to Financial Statements.



Portfolio Abbreviations


To simplify the listings of MuniHoldings Michigan Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of January 31, 2002
Assets:         Investments, at value (identified cost--$86,118,998)                                           $ 93,203,893
                Cash                                                                                                 60,769
                Receivables:
                   Interest                                                                $  1,357,026
                   Variation margin                                                              37,969           1,394,995
                                                                                           ------------
                Prepaid expenses                                                                                        600
                                                                                                               ------------
                Total assets                                                                                     94,660,257
                                                                                                               ------------

Liabilities:    Payables:
                   Dividends to shareholders                                                     76,383
                   Investment adviser                                                            22,759              99,142
                                                                                           ------------
                Accrued expenses                                                                                     48,014
                                                                                                               ------------
                Total liabilities                                                                                   147,156
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $ 94,513,101
                                                                                                               ============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (1,360 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $ 34,000,000
                   Common Stock, par value $.10 per share (3,621,776 shares issued
                   and outstanding)                                                         $   362,178
                Paid-in capital in excess of par                                             53,544,348
                Undistributed investment income--net                                            433,901
                Accumulated realized capital losses on investments--net                       (912,065)
                Unrealized appreciation on investments--net                                   7,084,739
                                                                                           ------------
                Total--Equivalent to $16.71 net asset value per share of
                Common Stock (market price--$15.94)                                                              60,513,101
                                                                                                               ------------
                Total capital                                                                                  $ 94,513,101
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS


                For the Six Months Ended January 31, 2002
Investment      Interest                                                                                       $  2,589,389
Income:

Expenses:       Investment advisory fees                                                    $   263,590
                Professional fees                                                                47,014
                Commission fees                                                                  43,922
                Accounting services                                                              33,167
                Transfer agent fees                                                              20,534
                Directors' fees and expenses                                                     13,745
                Listing fees                                                                     12,727
                Printing and shareholder reports                                                 12,428
                Custodian fees                                                                    2,752
                Pricing fees                                                                      2,395
                Other                                                                             8,028
                                                                                           ------------
                Total expenses before reimbursement                                             460,302
                Reimbursement of expenses                                                     (131,339)
                                                                                           ------------
                Total expenses after reimbursement                                                                  328,963
                                                                                                               ------------
                Investment income--net                                                                            2,260,426
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                   316,143
Unrealized      Change in unrealized appreciation on investments--net                                             (817,261)
Gain (Loss)                                                                                                    ------------
on Investments  Net Increase in Net Assets Resulting from Operations                                           $  1,759,308
--Net:                                                                                                         ============

See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six            For the
                                                                                           Months Ended          Year Ended
                                                                                           January 31,            July 31,
                Increase (Decrease) in Net Assets:                                             2002                 2001
Operations:     Investment income--net                                                     $  2,260,426        $  4,495,002
                Realized gain on investments--net                                               316,143             457,737
                Change in unrealized appreciation on investments--net                         (817,261)           5,823,672
                                                                                           ------------        ------------
                Net increase in net assets resulting from operations                          1,759,308          10,776,411
                                                                                           ------------        ------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                             (1,859,348)         (3,202,304)
                   Preferred Stock                                                            (305,796)         (1,244,563)
                                                                                           ------------        ------------
                Net decrease in net assets resulting from dividends to
                shareholders                                                                (2,165,144)         (4,446,867)
                                                                                           ------------        ------------

Capital Stock   Write-off of offering costs resulting from the issuance of
Transactions:   Common Stock                                                                         --              71,790
                Write-off of offering costs resulting from the issuance of
                Preferred Stock                                                                      --              40,718
                                                                                           ------------        ------------
                Net increase in net assets derived from capital stock transactions                   --             112,508
                                                                                           ------------        ------------

Net Assets:     Total increase (decrease) in net assets                                       (405,836)           6,442,052
                Beginning of period                                                          94,918,937          88,476,885
                                                                                           ------------        ------------
                End of period*                                                             $ 94,513,101        $ 94,918,937
                                                                                           ============        ============

                *Undistributed investment income--net                                      $    433,901        $    308,084
                                                                                           ============        ============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                                             For the Six      For the      For the Period
provided in the financial statements.                                          Months Ended    Year Ended  Sept. 17, 1999++
                                                                               January 31,      July 31,      to July 31,
Increase (Decrease) in Net Asset Value:                                            2002           2001            2000
Per Share       Net asset value, beginning of period                            $    16.82      $    15.04       $    15.00
Operating                                                                       ----------      ----------       ----------
Performance:    Investment income--net                                                 .61            1.24             1.08
                Realized and unrealized gain (loss)on investments--net               (.13)            1.73              .13
                                                                                ----------      ----------       ----------
                Total from investment operations                                       .48            2.97             1.21
                                                                                ----------      ----------       ----------
                Less dividends to Common Stock shareholders from
                investment income--net                                               (.51)           (.88)            (.70)
                                                                                ----------      ----------       ----------
                Capital write-off (charge) resulting from issuance
                of Common Stock                                                         --             .02            (.04)
                                                                                ----------      ----------       ----------
                Effect of Preferred Stock:
                   Dividends to Preferred Stock shareholders:
                      Investment income--net                                         (.08)           (.34)            (.31)
                Capital write-off (charge) resulting from issuance
                of Preferred Stock                                                      --             .01            (.12)
                                                                                ----------      ----------       ----------
                Total effect of Preferred Stock                                      (.08)           (.33)            (.43)
                                                                                ----------      ----------       ----------
                Net asset value, end of period                                  $    16.71      $    16.82       $    15.04
                                                                                ==========      ==========       ==========
                Market price per share, end of period                           $    15.94      $    14.98       $   13.625
                                                                                ==========      ==========       ==========

Total           Based on market price per share                                   9.90%+++          16.95%       (4.13%)+++
Investment                                                                      ==========      ==========       ==========
Return:**       Based on net asset value per share                                2.60%+++          18.97%         5.82%+++
                                                                                ==========      ==========       ==========

Ratios Based    Total expenses, net of reimbursement***                             1.07%*            .99%            .73%*
on Average                                                                      ==========      ==========       ==========
Net Assets      Total expenses***                                                   1.50%*           1.54%           1.42%*
of Common                                                                       ==========      ==========       ==========
Stock:          Total investment income--net***                                     7.34%*           7.80%           8.85%*
                                                                                ==========      ==========       ==========
                Amount of dividends to Preferred Stock shareholders                  .99%*           2.16%           2.55%*
                                                                                ==========      ==========       ==========
                Investment income--net, to Common Stock shareholders                6.35%*           5.64%           6.30%*
                                                                                ==========      ==========       ==========

Ratios Based    Total expenses, net of reimbursement                                 .69%*            .62%            .45%*
on Total                                                                        ==========      ==========       ==========
Average Net     Total expenses                                                       .96%*            .97%            .88%*
Assets:***++++++                                                                ==========      ==========       ==========
                Total investment income--net                                        4.72%*           4.91%           5.47%*
                                                                                ==========      ==========       ==========

Ratios Based    Dividends to Preferred Stock shareholders                           1.78%*           3.66%           4.12%*
on Average Net                                                                  ==========      ==========       ==========
Assets of
Preferred Stock:

Supplemental    Net assets, net of Preferred Stock, end of period
Data:           (in thousands)                                                  $   60,513      $   60,919       $   54,477
                                                                                ==========      ==========       ==========
                Preferred Stock outstanding, end of period
                (in thousands)                                                  $   34,000      $   34,000       $   34,000
                                                                                ==========      ==========       ==========
                Portfolio turnover                                                   5.63%          16.50%           67.64%
                                                                                ==========      ==========       ==========

Leverage:       Asset coverage per $1,000                                       $    2,780      $    2,792       $    2,602
                                                                                ==========      ==========       ==========

Dividends Per   Investment income--net                                          $      225      $      915       $      830
Share on                                                                        ==========      ==========       ==========
Preferred Stock
Outstanding:++++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on October 12, 1999.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MDH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $30,535 increase in cost of securities (which in return results in a corresponding $30,535 decrease in net unrealized appreciation and a corresponding $30,535 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the six months ended January 31, 2002 was to increase net investment income by $9,298 and decrease net unrealized appreciation by $39,833. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares. During the year ended July 31, 2001, overestimated offering expenses were written off to paid-in capital in excess of par.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2002, FAM earned fees of $263,590, of which $131,339 was waived.

For the six months ended January 31, 2002, the Fund reimbursed FAM $5,474 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $5,163,483 and $6,340,714, respectively.

Net realized gains (losses) for the six months ended January 31, 2002 and net unrealized gains (losses) as of January 31, 2002 were as follows:


                                      Realized          Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments               $    326,234       $  7,084,895
Financial futures contracts             (10,091)              (156)
                                    ------------       ------------
Total                               $    316,143       $  7,084,739
                                    ============       ============


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,084,895, of which $7,145,538 related to appreciated securities and $60,643 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $86,118,998.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2002 and the year ended July 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at January 31, 2002 was 1.40%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,360 shares of unissued capital stock as AMPS. Shares issued and outstanding during the six months ended January 31, 2002 and the year ended July 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $30,433 as commissions.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,163,000, of which $37,000 expires in 2008 and $1,126,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On January 14, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Michigan Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Michigan Fund, Inc. The Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment obective and are managed by FAM.


7. Subsequent Event:
On February 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.086500 per share, payable on February 27, 2002 to shareholders of record as of February 15, 2002.



QUALITY PROFILE


The quality ratings of securities in the Fund as of January 31, 2002 were as follows:


                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                  90.8%
AA/Aa                                     3.6
A/A                                       2.8
Other++                                   1.4

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary


Vincent R. Giordano, Senior Vice President of MuniHoldings Michigan Insured Fund II, Inc., has recently retired. The Fund's Board of
Directors wishes Mr. Giordano well in his retirement.



Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



AMEX Symbol
MDH